UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Soliciting Material Pursuant to §240.14a-12

ABGENIX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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About the Proposed Transaction

Abgenix, Inc. (“Abgenix”) intends to file a proxy statement and other relevant documents related to the proposed merger with the Securities and Exchange Commission (“SEC”).  ABGENIX STOCKHOLDERS ARE URGED TO READ ABGENIX’S PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, and Abgenix stockholders and investors may obtain free copies of the documents filed with the SEC by Abgenix (when they are available) from its corporate website at www.abgenix.com or by directing a request by mail or telephone to Abgenix, Inc., 6701 Kaiser Drive, Fremont, California 94555, Attention: Investor Relations, Telephone: 510-608-6500.

Abgenix, its directors and executive officers and other persons may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from stockholders of Abgenix in connection with the proposed merger.  Information regarding the interests of such “participants” will be set forth in Abgenix’s proxy statement regarding the proposed merger when it becomes available.  Information regarding certain of these persons and their beneficial ownership of common stock of Abgenix as of April 8, 2005 is also set forth in the proxy statement for Abgenix’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2005.

Forward-Looking Statements

Statements made about Abgenix’s technologies, product development activities, including clinical trials and clinical trial results, collaborative arrangements, process sciences and manufacturing activities, the proposed merger with Amgen Inc.,  other than statements of historical fact, and about its projected financial results, potential revenues, use of cash, financing activities, and the achievement of milestone or similar payments, are forward looking statements and are subject to a number of uncertainties that could cause actual results to differ materially from the statements made, including risks associated with the success of clinical trials, the progress of research and product development programs, product manufacturing, regulatory approval processes and meeting requirements for regulatory approval, competitive products and services, current and future capital requirements and the extent and breadth of Abgenix’s patent portfolio, and other factors set forth in Abgenix’s public filings with the Securities and Exchange Commission including Abgenix’s Form 10-K for the year ended December 31, 2004, and periodic reports on Form 10-Q and Form 8-K. Abgenix is providing this information as of this date and does not undertake any obligation to update any forward-looking statements.

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[LOGO]

JPMorgan Healthcare Conference

January 9, 2006

Bill Ringo

President & CEO

Forward-Looking Statements

Statements made about Abgenix’s technologies, product development activities, including clinical trials and clinical trial results, collaborative arrangements, process sciences and manufacturing activities, the proposed merger with Amgen Inc., other than statements of historical fact, and about its projected financial results, potential revenues, use of cash, financing activities, and the achievement of milestone or similar payments, are forward looking statements and are subject to a number of uncertainties that could cause actual results to differ materially from the statements made, including risks associated with the success of clinical trials, the progress of research and product development programs, product manufacturing, regulatory approval processes and meeting requirements for regulatory approval, competitive products and services, current and future capital requirements and the extent and breadth of Abgenix’s patent portfolio, and other factors set forth in Abgenix’s public filings with the Securities and Exchange Commission including Abgenix’s Form 10-K for the year ended December 31, 2004, and periodic reports on Form 10-Q and Form 8-K. Abgenix is providing this information as of this date and does not undertake any obligation to update any forward-looking statements.

[LOGO]

Our Vision

Fulfilling the Promise
of Antibodies to Improve

Human Health

2005 Accomplishments

Delivering on panitumumab

•                  Production of four conformance lots

•                  Announced positive results of pivotal study (408)

•                  Initiated rolling BLA submission

•                  Exercised co-promotion option

Advancing our pipeline

•                  Initiated Ph1 multi-dose study for ABX-10241

•                  Advanced pre-clinical programs

•                  Advanced co-development programs

Driving execution

•                  Enhanced leadership at all levels

•                  Consolidated R&D

•                  Improved efficiency and cost control

Presentation Overview

Merger Agreement

Market Opportunity of mAb

Products and Pipeline

Financial Highlights

2006 Goals

Amgen Merger Agreement – Key Areas of Focus

•                  Realizing value for multiple assets

•                  Patient benefit – maximizing the potential of panitumumab

•                  Employee recognition – career opportunities and fair treatment

•                  Shareholder value – attractive premium

Amgen Merger Agreement - Signed Dec 2005

•                  Holders of ABGX common stock to receive $22.50 per share in cash on effective date

•                  54% premium over prior day close

•                  AMGN receives full ownership and bears full costs of panitumumab, proprietary pipeline and XenoMouse® technology

•                  Fremont facility to manufacture panitumumab

•                  Subject to customary closing conditions, including completion of regulatory review by FTC and vote of ABGX shareholders

•                  Transaction expected to close 1Q:06

The Evolution of mAb Therapeutics

Technology First Reported		First Product

1975	Murine	1986 OKT3®

1984	Chimeric	1994 ReoPro®

1986	Humanized	1997 Zenapax®

1988	Human (Phage Display)	2002 Humira®

1994	Human (Transgenic Mice)	[LOGO]

Source:  Datamonitor, PubMed

Antibodies are Fueling Industry Growth

Year	1995	1999	2004

No. of FDA Approved Rx mAbs	2	8	16

Examples	OTK3® ReoPro®	Rituxan® Remicade®	Avastin® Humira®

mAb Product Sales in U.S.	<$200M	~$2B	~$10B

16 currently marketed mAbs –> $20B peak potential estimated by industry analysts

Abgenix: From Technology to Products

Technology	Product	Commercialization
Platform	Development

1996	2005	2006+

Technology	Partnerships &	Internal Pipeline
Outlicensing	Pipeline Development
Manufacturing
XenoMouse®	Clinical & Pre-Clinical
	Capabilities	Sales & Marketing

Milestones & Royalties		Product Revenues

Antibody Pipeline

mAb Candidates	Phase 1	Phase 2	Phase 3
BLA
panitumumab	3rd Line mCRC(b)
(Amgen)

denosumab	Bone Loss (RANKL)(a)
(Amgen)

panitumumab	1st Line mCRC(b)
(Amgen)

ticilimumab	Melanoma (CTLA4)(a)
(Pfizer)

ABX-10241	SHPT(c)

Various (10)
(AMGN, CHIR, CRGN,	Various Targets(a)
HGSI, PFE, Agensys)

(a)          Technology Licensees

(b)         Co-developed

(c)          Fully owned

Preclinical Pipeline

Indication	In Vivo	Number

Proprietary	(a)	3
Oncology	(b)	3

Proprietary	(a)	2
Inflammation/
Renal	(b)	1

Tech
Licensees and	(b)	>15
A-Z

Total		>24

(a)          Co-developed

(b)         Fully owned

Panitumumab:
First Fully Human EGFr-inhibiting mAb

•                  Generated with our XenoMouse® technology

•                  Development and commercialization partnership with Immunex/Amgen

•                  50/50 cost + profit sharing

•                  Abgenix responsible for initial commercial-scale production

•                  Abgenix to co-promote in U.S.

Panitumumab: Progress Toward FDA Review

☒            Manufacture of conformance lots (3Q:05)

☒            Obtained FDA ‘Fast Track’ designation (3Q:05)

☒            Announcement of positive top-line results from pivotal study (Study 408) (4Q:05)

☒            Initiated rolling BLA (4Q:05)

☐            Anticipated BLA completion (1Q:06)

Panitumumab: Top Line Results of Pivotal Phase 3 Study (408)

•                  N=463

•                  1:1 randomization of panitumumab monotherapy + BSC vs. BSC alone

•                  6 mg/kg dosing, Q2W

•                  No pre-medication or loading dose

•                  Powered to detect 33% reduction in tumor progression rate

•                  Central radiology review showed 46% reduction in rate of tumor progression (p<0.000 000 001)

•                  No de novo HAHA formation observed

•                  Low rate of infusion reactions

Panitumumab: Ongoing & Planned Clinical Trials

		Est Start
Colorectal		Date
•	PACCE, with chemo + Avastin® (Ph 3)	ongoing
•	Combination with AMG 706 (Ph 1b)	ongoing
•	Combination with chemo, 1st-line (Ph 3)	2006
•	Combination with chemo, 2nd-line (Ph 3)	2006
•	Adjuvant setting (Ph 3)	2006

Head & Neck
•	Metastatic recurrent head & neck (Ph 3)	2006

ABX-10241 in Secondary Hyperparathyroidism

•                  Compelling market opportunity in chronic kidney disease

•                  Mechanism of action differs from approved treatments: directly targets PTH

•                  Potential for significant differentiation

•                  Refractory patients, tolerability, compliance

•                  Potential for combination therapy

•                  Phase 1 in SHPT

•                  Multi-dose study currently enrolling

[CHART]

Source:  USRDS (United States Renal Data System)

Key Partners

[LOGO]

Financial Summary

•                  Strengthened Cash Position

•                  $343.6 million in cash and cash equivalents as of 9/30/05

•                  Decreasing Burn

•                  Anticipate total cash used in operating activities and capital to be $95-$105 million in 2005

•                  2005 Financial Accomplishments

•                  Cost management to offset increased panitumumab investment while advancing early stage candidates

•                  Research consolidation completed

Q1 2006 Goals

•                  Complete rolling BLA submission for panitumumab

•                  Advance proprietary pipeline

•                  Partner progress in the clinic

•                  Complete merger with Amgen

Leadership Team

Bill Ringo	CEO
Teamwork
Ed Bjurstrom	Operations

Don Joseph	Gen Counsel
450
Jeff Knapp	Sales & Marketing	Employees

Kristen Metza	HR
10-Year
Gayle Mills	Bus Dev	Collective
Effort
Gisela Schwab, M.D.	CMO

Ward Wolff	CFO

About the Proposed Transaction

Abgenix, Inc. (“Abgenix”) intends to file a proxy statement and other relevant documents related to the proposed merger with the Securities and Exchange Commission (“SEC”).  ABGENIX STOCKHOLDERS ARE URGED TO READ ABGENIX’S PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, and Abgenix stockholders and investors may obtain free copies of the documents filed with the SEC by Abgenix (when they are available) from its corporate website at www.abgenix.com or by directing a request by mail or telephone to Abgenix, Inc., 6701 Kaiser Drive, Fremont, California 94555, Attention: Investor Relations, Telephone: 510-608-6500.

Abgenix, its directors and executive officers and other persons may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from stockholders of Abgenix in connection with the proposed merger.  Information regarding the interests of such “participants” will be set forth in Abgenix’s proxy statement regarding the proposed merger when it becomes available.  Information regarding certain of these persons and their beneficial ownership of common stock of Abgenix as of April 8, 2005 is also set forth in the proxy statement for Abgenix’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2005.

[LOGO]